United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 12, 2024

Date of Report (Date of earliest event reported)

Acri Capital Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41415	87-4328187
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13284 Pond Springs Rd, Ste 405 Austin, Texas	78729
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 512-666-1277

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and on-half of one Warrant	ACACU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	ACAC	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	ACACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On September 12, 2024, an aggregate of $50,000 (the “New Monthly Extension Payment”) was deposited into the trust account of Acri Capital Acquisition Corporation, a Delaware corporation (the “Company”) for the public shareholders by Foxx Development Inc. (“Foxx”), the target of the Company’s business combination, which enabled the Company to extend the period of time it has to consummate its initial business combination by one month from September 14, 2024 to October 14, 2024 (the “Extension”). The Extension is the sixth of the nine one-month extensions permitted under the Company’s governing documents.

In connection with the New Monthly Extension Payment, the Company issued an unsecured promissory note of $50,000 to Foxx (the “Foxx Note”). The Foxx Note is non-interest bearing and payable (subject to the waiver against trust provisions) on the earlier of (i) consummation of the Company’s initial business combination and (ii) the date of the liquidation of the Company. The principal balance may be prepaid at any time, at the election of the Company. The Foxx Note is not convertible into any securities of the Company.

The issuance of the Foxx Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

A copy of the Foxx Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosures set forth in this Item 2.03 are intended to be summaries only and are qualified in their entirety by reference to the Foxx Note.

Item 7.01 Regulation FD Disclosure.

On September 13, 2024, the Company issued a press release (the “Press Release”) announcing that the New Monthly Extension Payment had been made. A copy of the Press Release is furnished as Exhibit 99.1 hereto. The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description
10.1	Promissory Note, dated September 12, 2024, issued by Acri Capital Acquisition Corporation to Foxx Development Inc.
99.1	Press Release, dated September 13, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acri Capital Acquisition Corporation

Date: September 13, 2024	By:	/s/ “Joy” Yi Hua
	Name:	“Joy” Yi Hua
	Title:	Chief Executive Officer

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